SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange

Act of 1934

(Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6 (e) (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to SS.240.14a-12

INTER PARFUMS, INC.

Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

1) Title of each class of securities to which transaction applies:

------------------------------------

2) Aggregate number of securities to which transaction applies:

------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

------------------------------------

5) Total fee paid:

------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

-----------------------------

Inter Parfums, Inc.

551 Fifth Avenue

New York, New York 10176

Notice of Annual Meeting of Stockholders

to be Held on August 8, 2003

To the Stockholders of Inter Parfums, Inc.:

The annual meeting of stockholders of Inter Parfums, Inc. (the "Company") will be held at the Company's offices at 551 Fifth Avenue, New York, New York 10176 on Friday, August 8, 2003 at 10:00 A.M., New York City Time, for the following purposes:

1. To elect a Board of Directors consisting of eleven (11) directors to hold office until the Company's next annual meeting and until their successors shall have been elected and qualified; and

2. To consider and transact such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

The Board of Directors has fixed the close of business on June 26, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments of the annual meeting. The list of stockholders entitled to vote at the annual meeting may be examined by any stockholder at the Company's offices at 551Fifth Avenue, New York, New York 10176, during the ten day period prior to August 8, 2003.

By Order of the Board of Directors

Michelle Sharno, Secretary

Dated: June 30, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

Inter Parfums, Inc.

Proxy Statement

GENERAL

This proxy statement is furnished by the Board of Directors of Inter Parfums, Inc., a Delaware corporation, with offices located at 551 Fifth Avenue, New York, New York 10176, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Inter Parfums, Inc. being held on August 8, 2003 and at any adjournments of the annual meeting. For purposes of this proxy statement, unless the context otherwise indicates, the term the "Company" refers to Inter Parfums, Inc.

This proxy statement will be mailed to stockholders beginning approximately June 30, 2003. If a proxy in the accompanying form is properly executed and returned, the shares represented by the proxy will be voted as instructed on the proxy. Any stockholder giving a proxy may revoke it at any time before it is voted by providing written notice of revocation to the Company's Secretary or by a stockholder voting in person at the annual meeting.

All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked on the proxy or as otherwise stated in the proxy. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the eleven (11) directors referred to in this proxy statement.

A copy of the Company's annual report for fiscal year ended December 31, 2002, which contains financial statements audited by the Company's independent certified public accountants, is being mailed to the Company's stockholders along with this proxy statement.

The cost of preparing, assembling and mailing this notice of meeting, proxy statement, proxy and the enclosed annual report will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the Company's officers and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telecopier or e-mail. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock. The Company will reimburse these persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND

PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on June 26, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Only holders of the Company's common stock on the record date will be able to vote at the annual meeting.

As of June 2, 2003, 19,002,517 shares of the Company's common stock were outstanding. Each share of the Company's common stock will entitle the holder thereof to one vote. None of the Company's stockholders have cumulative voting rights. Holders of shares of the Company's common stock are entitled to vote on all matters. The Company also has 1,000,000 authorized shares of preferred stock, $.001 par value per share, none of which are outstanding.

The holders of a majority of the total number of outstanding shares of the Company's common stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the annual meeting. Properly executed proxies marked "abstain," as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting ("broker non-votes"), will be considered "present" for purposes of determining whether a quorum has been achieved at the annual meeting.

The eleven (11) nominees to the Company's Board of Directors receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of the Company's common stock present in person or by proxy at the annual meeting, but not voted for any reason will have no impact in the election of the Company's Board of Directors. Other matters that may submitted to the Company's stockholders for a vote at the annual meeting, if any, will require the favorable vote of a majority of the shares of the Company's common stock present or represented at the annual meeting for approval. If any matter proposed at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

Members of the Company's management have been informed that affiliates of the Company intend to vote in favor of all of the nominees for directors, and therefore, they are all likely to be elected. Management knows of no business other than the election of directors that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The following table sets forth information about each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock. As of June 2, 2003, we had 19,002,517 shares of common stock outstanding. Unless otherwise noted, each stockholder listed below has sole voting power and sole investment power with respect to the securities shown opposite their names in the table below as of June 2, 2003.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership [1]	Approximate Percent of Class
Jean Madar c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,573,039 [2]	33.3%
Philippe Benacin c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,440,296 [3]	32.7%
LV Capital USA, Inc. 19 East 57th Street New York, NY 10022	3,653,550	19.2%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Fl. Santa Monica, CA 90401	1,130,451 [4]	6.0%
Cannell Capital LLC 150 California Street San Francisco, CA 94111	978,375 [5]	5.1%

[1] All shares of common stock are directly held with sole voting power and sole power to dispose, unless otherwise stated. Jean Madar, the Chairman of the Board and Chief Executive Officer of Inter Parfums, Inc. (the "Company"), Philippe Benacin, the Vice Chairman of the Board and President of the Company, and LVCapital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., have entered into a Shareholders' Agreement dated 22 November 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six(6) nominees of Messrs. Madar and Benacin, and two(2)designees of LVCapital USA, Inc., as directors of the Company.

[2] Consists of 5,854,289 shares held directly and options to purchase 718,750 shares.

[3] Consists of 5,721,546 shares held directly and options to purchase 718,750 shares.

[4] Information is derived from a Schedule 13G amendment filed on 10 February 2003 of Dimensional Fund Advisor Inc., ("Dimensional"), an investment advisor. Dimensional furnishes investment advice to four investment companies (the "Funds"). Dimensional possesses voting and/or investment power over our common stock that is owned by the Funds, and may be deemed to be the beneficial owner of such shares. However, all such shares are owned by the Funds, and Dimensional disclaims beneficial ownership of shares.

[5] Information is derived from a Schedule 13G amendment filed on 14 February 2003 by (I) Cannell Capital, LLC, a registered investment adviser ("IA"), (ii) J. Carlo Cannell ("Managing Member"), and certain of its investment advisory clients. IA has discretionary authority to buy, sell, and vote shares of our common stock for its investment advisory clients. Managing Member's beneficial ownership of our common stock is indirect as a result of Managing Member's ownership and management of IA.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. During fiscal year ended December 31, 2002 ("Fiscal 2002"), the Board of Directors consisted of eleven (11) persons, Messrs. Jean Madar, Philippe Benacin, Russell Greenberg, Francois Heilbronn, Joseph A. Caccamo, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau, Philippe Santi and Serge Rosinoer, who were elected by the stockholders at the Company's last annual meeting of stockholders held in August 2002. All eleven (11) current Board members are nominees for re-election to the Board at the 2003 annual meeting.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. Although all of the nominees have indicated their willingness to serve if elected, if at the time of the meeting any nominee is unable to or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the person named in the proxies for another person designated by the Company's Board of Directors.

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although certain directors are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents made available to them. The Board of Directors held twelve (12) meetings (or executed consents in lieu thereof), including meetings of committees of the Board in Fiscal 2002, and all of the directors attended at least 75% of the meetings of the Board and committee meetings of which they were a member.

During Fiscal 2002, the Board of Directors had the following standing committees:

• Audit Committee - The Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants employed by the Company which prepare or issue an audit report for the Company. This proxy statement contains a report of the Audit Committee.

• Stock Option Committee - The Stock Option Committee administers the Company's stock option plans.

• Executive Compensation Committee - The Executive Compensation Committee oversees the compensation of the Company's executives.

During Fiscal 2002, the Stock Option Committee consisted of Messrs. Heilbronn, Levy and Cailliau; the Audit Committee consisted of Messrs. Heilbronn, Levy and Cailliau; and the Executive Compensation Committee consisted of Messrs. Heilbronn, Levy and Piette.

In March 2003, Mr. Piette replaced Mr. Cailliau as a member of the Stock Option Committee. Also in March 2003, the Board of Directors combined the Executive Compensation Committee with the Stock Option Committee, which is now called the Executive Compensation and Stock Option Committee.

During Fiscal 2002, the Audit Committee held four (4) meetings and the former Stock Option Committee took action by the execution of two (2) written consents in lieu of meetings. During Fiscal 2002, the former Executive Compensation Committee took action by the execution of two (2) written consents in lieu of meetings. In addition, it executed one (1) consent in March 2003. Additional information on the Compensation Committee is included under the sections of this proxy statement entitled "Compensation Committee Interlocks and Insider Participation" and "Report on Executive Compensation."

The following table sets forth information about the beneficial ownership of the Company's equity securities by each of the Company's executive officers and directors and by the Company's executive officers and directors as a group. As of June 2, 2003, we had 19,002,517 shares of common stock outstanding. Unless otherwise noted, each stockholder listed below has sole voting power and sole investment power with respect to the securities shown opposite their names in the table below as of June 2, 2003.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership [6]	Approximate Percent of Class
Jean Madar c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,573,039 [7]	33.3%
Philippe Benacin c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,440,296 [8]	32.7%
Russell Greenberg c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	105,750 [9]	Less than 1%
Francois Heilbronn 60 Avenue de Breteuil 75007 Paris, France	20,375 [10]	Less than 1%
Joseph A. Caccamo, Esq. Becker & Poliakoff, P.A. 3111 Stirling Road Ft. Lauderdale, FL 33312	14,000 [11]	Less than 1%
Jean Levy Chez Axcess Groupe 8 rue de Berri 75008 Paris, France	10,250 [12]	Less than 1%
Robert Bensoussan-Torres 7 Beaufort Gardens, Flat 3 London, England SW3 1PT	10,250 [13]	Less than 1%
Bruce Elbilia c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	54,000 [14]	Less than 1%
Wayne C. Hamerling c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	95,750 [15]	Less than 1%
Daniel Piette LV Capital 18 rue Francois 1er 75008, Paris, France	8,000 [16]	Less than 1%
Jean Cailliau LV Capital 18 rue Francois 1er 75008, Paris, France	8,000 [17]	Less than 1%
Philippe Santi Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008, Paris France	15,000 [18]	Less than 1%
Serge Rosinoer 14 rue LeSueur 75116 Paris, France	22,700 [19]	Less than 1%
Eric de Labouchere Inter Parfums, S.A 4, Rond Point Des Champs Elysees 75008, Paris France	-0-	NA
Frederic Garcia-Pelayo Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008, Paris France	-0-	NA
All Directors and Officers as a Group (15 Persons)	17,038,470 [20]	82.1%

[6] All shares of common stock are directly held with sole voting power and sole power to dispose, unless otherwise stated. Jean Madar, the Chairman of the Board and Chief Executive Officer of Inter Parfums, Inc. (the "Company"), Philippe Benacin, the Vice Chairman of the Board and President of the Company, and LVCapital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., have entered into a Shareholders' Agreement dated 22 November 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six(6) nominees of Messrs. Madar and Benacin, and two(2)designees of LVCapital USA, Inc., as directors of the Company.

[7] Consists of 5,854,289 shares held directly and options to purchase 718,750 shares.

[8] Consists of 5,721,546 shares held directly and options to purchase 718,750 shares.

[9] Consists of 10,000 shares held directly and options to purchase 95,750 shares.

[10] Consists of 12,375 shares held directly and options to purchase 8,000 shares.

[11] Consists of shares of common stock underlying options, which are held as nominee for his employer. Beneficial ownership of such shares is disclaimed.

[12] Consists of 2,250 shares held directly and options to purchase 8,000 shares.

[13] Consists of 2,250 shares held directly and options to purchase 8,000 shares.

[14] Consists of shares of common stock underlying options.

[15] Consists of 10,000 shares held directly and options to purchase 85,750 shares.

[16] Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.

[17] Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.

[18] Consists of shares of common stock underlying options.

[19] Consists of 17,700 shares held directly and options to purchase 5,000 shares.

[20] Consists of 11,630,410 shares held directly, and options to purchase 1,755,510 shares. It also includes 3,653,550 shares held by LV Capital USA, Inc., an affiliate of LVMH Moet Hennessy Louis Vuitton, S.A.

With the exception of Mr. Benacin, the officers are elected annually by the directors and serve at the discretion of the board of directors. There are no family relationships between any of the Company's executive officers or directors.

Biographical information about the business experience of each of the Company's executive officers and directors appears below.

Jean Madar

Jean Madar, age 42, a Director, has been the Chairman of the Board of Directors since the Company's inception, and is a co-founder of the Company with Mr. Benacin. From inception until December 1993 he was the President of the Company; in January 1994 he became Director

General of Inter Parfums, S.A., the Company's subsidiary; and in January 1997 he became Chief Executive Officer of the Company. Mr. Madar was previously the managing director of Inter Parfums, S.A., from September 1983 until June 1985. At such subsidiary, he had the responsibility of overseeing the marketing operations of its foreign distribution, including market research analysis and actual marketing campaigns. Mr. Madar graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

Philippe Benacin

Mr. Benacin, age 44, a Director, has been the Vice Chairman of the Board since September 1991, and is a co-founder of the Company with Mr. Madar. He was elected the Executive Vice President in September 1991, Senior Vice President in April 1993, and President of the Company in January 1994. In addition, he has been the President of Inter Parfums, S.A. for more than the past five years. Mr. Benacin graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

Russell Greenberg

Mr. Greenberg, age 46, the Chief Financial Officer, was Vice-President, Finance when he joined the Company in June 1992; became Executive Vice President in April 1993; and was appointed to the Board of Directors in February 1995. He is a certified public accountant licensed in the State of New York, and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. After graduating from The Ohio State University in 1980, he was employed in public accounting until he joined the Company in June 1992.

Francois Heilbronn

Mr. Heilbronn, age 42, a Director since 1988 and a member of the Audit and Executive Compensation and Stock Option Committees, is a graduate of Harvard Business School with a Master of Business Administration degree and is currently the managing partner of the consulting firm of M.M. Friedrich, Heilbronn & Fiszer. He was formerly employed by The Boston Consulting Group, Inc. from 1988 through 1992 as a manager. Mr. Heilbronn graduated from Institut D' Etudes Politiques De Paris in June 1983. From 1984 to 1986, he worked as a financial analyst for Lazard Freres & Co.

Joseph A. Caccamo

Mr. Caccamo, age 47, a Director since 1992, is an attorney with the law firm of Becker & Poliakoff, P.A., our general counsel. A member of both the New York and Florida bars, Mr. Caccamo has been a practicing attorney since 1981, concentrating in the areas of corporate and securities law, and in September 1991 he became counsel to us. From August 1992 through September 1997, he was a director of and general counsel to, Hydron Technologies, Inc., a publicly traded company primarily engaged in the development of cosmetic and personal care products.

Jean Levy

Jean Levy, age 70, a Director since August 1996 and a member of the Audit and Executive Compensation and Stock Option Committees, worked for twenty-seven years at L'Oreal, and was the President and Chief Executive Officer of Cosmair, the exclusive United States licensee of L'Oreal, from 1983 through June 1987. In addition, he is the former President and Chief Executive Officer of Sanofi Beaute (France). For the more than the past five years, Mr.Levy has been an independent advisor as well as a consultant for economic development to local governments in France. A graduate of "l'Institut d'Etudes Politiques de Paris," he also attended Yale Graduate School and was a recipient of a Fulbright Scholarship. He was also a Professor at "l'Institut d'Etudes Politiques de Paris". Mr. Levy is also a director of Rallye, S.A. He was formerly a director of Zannier Group and Escada Beaute Worldwide. In addition, Mr. Levy is also a director (Chairman of the Board until he resigned in October 2001) of Financiere d'Or, and its subsidiary, Histoire d'Or which is in the retail jewelry business. Mr. Levy is also a consultant to Ernst & Young, Paris.

Robert Bensoussan-Torres

Robert Bensoussan-Torres, age 45, has been a Director since March 1997. In November 2001, he became the Chief Executive Officer of Jimmy Choo Ltd., a luxury shoe and ready to wear accessory company. From 1999 to December 2000, he was the Managing Director of Gianfranco Ferre fashion group, based in Milano, Italy. Mr. Bensoussan-Torres is a Director of Towers Consulting Europe, Ltd. Towers Consulting Europe, Ltd. is a consulting company based in London, which specializes in strategic advise in connection with mergers and acquisitions in the luxury goods business. Mr. Bensoussan-Torres was the Chief Executive Officer of Christian Lacroix, Paris, a subsidiary of LVMH Group, from February 1993 until May 1998. Christian Lacroix is a French Haute Couture House and has activities in the field of apparel, accessories and fragrances. From December 1990 through January 1993 he was based in Munich, Germany, as the International Sales Director of The Escada Group.

Daniel Piette

Mr. Piette, age 57 and a director since December 1999, is also a member of the Executive Compensation and Stock Option Committee of the Board of Directors. Mr. Piette is the President of L Capital Management, a private equity fund sponsored by LVMH Moet Hennessy Louis Vuitton S.A. ("LVMH"), the world's largest luxury goods conglomerate. For the past 12 years, he has been a Group Executive Vice President of LVMH. Mr. Piette is also a non-executive director of D.S. Smith Holdings PLC (London) as well as a member of the Board of Overseers of ESSEC (Paris) and Columbia Business School (New York).

Jean Cailliau

Mr. Cailliau, age 40 and a director since December 1999, is also the Chairman of the Audit Committees of the Board of Directors. Through June 2001, Mr. Cailliau was the Deputy General Manager of LV Capital SA, the investment arm of LVMH. He is the CEO of LV Capital USA Inc., its United States vehicle. In January 2001 he became a Directeur of L Capital Management, a private equity fund sponsored by LVMH. For the past 10 years, Mr. Cailliau has held executive positions at LVMH. He is also a Director of various European companies. Mr. Cailliau is an Engineer in Agronomics and has an MBA (1988) from Insead.

Serge Rosinoer

Mr. Rosinoer, age 70, was appointed to the Board of Directors in December 2000. Mr. Rosinoer has devoted most of his career to the personal care, cosmetics and fragrance industry. In 1978, Mr. Rosinoer joined the Clarins Group as Vice President and Chief Operating Officer where he was largely responsible for its rapid international expansion. As COO, then CEO since 1978, Mr. Rosinoer oversaw the transformation of Clarins into a major force in cosmetics, skin care and fragrance, with annual sales of approximately 600 million Euro and more than 4,000 employees. He retired from active duty in June of 2000, but continues to serve on the board of directors of Clarins. Earlier in his career he was President of Parfums Corday. He also held senior level executive positions at Max Factor, where he had full supervision of that cosmetics company's European production and sales. Mr. Rosinoer has served several terms as President of the French Prestige Cosmetics Association and currently serves as Conseiller du Commerce Exterieur de la France.

Bruce Elbilia

Mr. Elbilia, age 44, Executive Vice President, joined the Company in June 1986 as the National Sales Director, and from that time until 1994, he was in charge of the Company's marketing efforts. From 1994 to 2001, Mr. Elbilia was head of international sales and marketing for United States operations, and had expanded export sales to South America, the Middle East and Eastern Europe. In 2001, Mr. Elbilia became head of our US prestige fragrance and cosmetic marketing team. Mr. Elbilia received a Bachelor of Business Administration degree, with a major in International Business/Marketing from George Washington University in Washington, D.C.

Wayne C. Hamerling

Mr. Hamerling, age 46, was Vice President, Sales, from May 1987 through April 1993, when he became Executive Vice President. Mr. Hamerling has over twenty (20) years experience in the fragrance and cosmetic business. Mr. Hamerling, who attended Rutgers University, has also been actively involved in marketing of our United States mass market business for the past three (3) years, and helped develop our Aziza line and our new health and beauty aid line.

Philippe Santi

Philippe Santi, age 41 and a Director since December 1999, has been the Director of Finance and the Chief Financial Officer of Inter Parfums, S.A. since February 1995. Mr. Santi is a Certified Accountant and Statutory Auditor in France.

Eric de Labouchere

Eric de Labouchere, age 48, is the Director of Operations of Inter Parfums, S.A. He has been employed by Inter Parfums, S.A. since October 1986 in product development, purchasing and marketing.

Frederic Garcia-Pelayo

Frederic Garcia-Pelayo, age 44, has been the Director of Export Sales of Inter Parfums, S.A. since September 1994. Prior to September 1994, Mr. Garcia-Pelayo was the Export Manager for Benetton Perfumes for seven (7) years.

Executive Compensation

The following table sets forth a summary of all compensation awarded to, earned by or paid to, our Chief Executive Officer and each of the four most highly compensated executive officers of our company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during fiscal years ended 31 December 2002, 31 December 2001 and 31 December 2000:

SUMMARY COMPENSATION TABLE

                                                                                                        Annual Compensation                                        Long Term Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)[1]	All Other Compensation
Jean Madar, Chairman of the Board, Chief Executive Officer of Inter Parfums, Inc. and Director General of Inter Parfums, S.A.	2002 2001 2000	330,000 330,000 280,000	200,000 150,000 100,000	703,032[2] 6,709,215[3] 273,000[4]	50,000[5] 50,000 -0-[6]	-0- -0- -0-
Philippe Benacin[7], President of Inter Parfums, Inc. and President of Inter Parfums, S.A.	2002 2001 2000	128,250 117,872 117,318	78,850 67,804 65,642	1,075,075[8] 6,712,215[9] 278,000[10]	50,000[5] 50,000 -0-[6]	-0- -0- -0-
Russell Greenberg, Executive Vice President and Chief Financial Officer	2002 2001 2000	275,000 260,000 245,000	58,000 18,000 13,000	135,268[11] 70,315[12] 69,174[13]	18,000 18,000 18,000	-0- -0- -0-
Bruce Elbilia, Executive Vice President	2002 2001 2000	198,000 198,000 178,000	-0- -0- 10,000	33,472[14] 40,365[15] 24,752[16]	18,000 18,000 18,000	-0- -0- -0-
Wayne C. Hamerling, Executive Vice President	2002 2001 2000	196,120 186,120 176,120	15,000 15,000 10,000	256,389[17] 65,563[18] 111,438[19]	18,000 18,000 18,000	-0- -0- -0-

[Footnotes to Table]

_________________________________________________________________________________________________________

[1] Adjusted to reflect 3:2 stock splits (50% stock dividends) paid in June 2000 and September 2001.

[2] Consists of $703,032 realized upon exercise of options.

[3] Consists of lodging expenses of $48,000 and $6,661,215 realized upon exercise of options.

[4] Consists of lodging expenses of $48,000 and $225,000 realized upon exercise of options.

[5] Options to purchase 6,500 shares of Inter Parfums, S.A. were granted.

[6] Options to purchase 5,334 shares of Inter Parfums, S.A. were granted.

[7] Compensation figures for Mr.Benacin are approximate, as he was paid in Euros, and conversion into U.S. dollars was made at the average exchange rates prevailing during the respective periods.

[8] Consists of lodging expenses of $35,000, $15,000 for automobile expenses and $1,025,075 realized upon exercise of options.

[9] Consists of lodging expenses of $38,000, $15,000 for automobile expenses and $6,661,215 realized upon exercise of options.

[10] Consists of lodging expenses of $38,000, $15,000 for automobile expenses and $225,000 realized upon exercise of options.

[11] Consists of $2,214 for automobile expenses and $133,054 realized upon the exercise of options.

[12] Consists of $2,214 for automobile expenses and $68,161 realized upon exercise of options.

[13] Consists of $2,214 for automobile expenses and $68,161 realized upon exercise of options.

[14] Consists of selling commissions.

[15] Consists of selling commissions.

[16] Consists of selling commissions.

[17] Consists of selling commissions of $75,950; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $175,949 realized upon the exercise of options.

[18] Consists of selling commissions of $61,063; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $9,954 realized upon the exercise of options.

[19] Consists of selling commissions of $54,438; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $52,500 realized upon the exercise of options.

The following table sets forth certain information relating to stock option grants during Fiscal 2002 to our Chief Executive Officer and each of the four most highly compensated executive officers of the company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during Fiscal 2002:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Potential Realized Value at

Assumed Annual Rates of Stock

Individualized Grants Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Five (5%) Percent ($)	Ten (10%) Percent ($)
Jean Madar	50,000	27.5	8.025	19 Dec 07	110,858	244,967
Philippe Benacin	50,000	27.5	8.025	19 Dec 07	110,858	244,967
Russell Greenberg	18,000	9.9	8.025	19 Dec 07	39,909	88,188
Bruce Elbilia	18,000	9.9	8.025	19 Dec 07	39,909	88,188
Wayne Hamerling	18,000	9.9	8.025	19 Dec 07	39,909	88,188

The following table sets forth certain information relating to option exercises effected during Fiscal 2002, and the value of options held as of December 31, 2002 by each of our Chief Executive Officer and the four most highly compensated executive officers of our company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during Fiscal 2002:

AGGREGATE OPTION EXERCISES FOR FISCAL 2002

AND YEAR END OPTION VALUES

			Number of Unexercised Options at December 31, 2002(#)	Value [1] of Unexercised In-the-Money Options at December 31, 2002($)
Name	Shares Acquired on Exercise	Value ($) Realized [2]	Exercisable/Unexercisable	Exercisable/Unexercisable
Jean Madar [3]	132,000	703,032	786,250/-0-	3,497,825/-0-
Philippe Benacin [3]	195,500	1,025,075	718,750/-0-	3,207,875/-0-
Russell Greenberg	30,250	133,054	95,750/-0-	264,271/-0-
Bruce Elbilia	-0-	N.A.	54,000/-0-	47,820/-0-
Wayne C. Hamerling	38,025	175,949	85,750/-0-	212,426/-0-

[1] Total value of unexercised options is based upon the fair market value of the common stock as reported by the Nasdaq Stock Market of $7.74 on 31 December 2002.

[2] Value realized in dollars is based upon the difference between the fair market value of the common stock on the date of exercise, and the exercise price of the option, or the fair market value of the net amount of shares received upon exercise of options.

[3] In December 2002, the Chief Executive Officer exercised an outstanding stock option to purchase 132,000 shares of common stock, and the President exercised two outstanding stock options to purchase an aggregate of 199,500 shares of common stock. The exercise prices of $381,348 for the Chief Executive Officer and $613,886 for the President, respectively, were paid by each of them tendering to us 46,421 and 74,721 shares of our common stock, previously owned by the Chief Executive Officer and the President, respectively, valued at $8.215 per share, the fair market value on the date of exercise. In addition, the Chief Executive Officer tendered an additional 23,535 shares for payment of withholding taxes resulting from the option exercises.

Employment Agreements

As part of our acquisition in 1991 of the controlling interest in Inter Parfums, S.A., now a subsidiary, we entered into an employment agreement with Philippe Benacin. The agreement provides that Mr. Benacin will be employed as Vice Chairman of the Board and President and Chief Executive Officer of Inter Parfums Holdings and its subsidiary, Inter Parfums. The initial term expired on September 2, 1992, and has subsequently been automatically renewed for additional annual periods. The agreement provides for automatic annual renewal terms, unless either party terminates the agreement upon 120 days notice. Mr. Benacin presently receives an annual salary of 135,000 Euros, which is approximately US$120,000, together with annual lodging expenses of approximately $38,000 and automobile expenses of approximately $15,000, which are subject to increase in the discretion of the Board of Directors. The agreement also provides for indemnification and a covenant not to compete for one year after termination of employment.

Compensation of Directors

All nonemployee directors receive $1,000 for each board meeting at which they participate. Mr. Caccamo's board fees are paid to his law firm.

In March 1997 our Board of Directors adopted our 1997 Nonemployee Stock Option Plan. This plan was approved by our stockholders at the annual meeting of shareholders held in July 1997. The purpose of this plan is to assist us in attracting and retaining key directors who are responsible for continuing the growth and success of our company.

Our 1997 Nonemployee Stock Option Plan provides for the grant of nonqualified stock options to nonemployee directors to purchase an aggregate of 25,000 shares of common stock. Options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date except for Joseph A. Caccamo, who is granted options to purchase 4,000 shares. Options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to our board.

In December 2000 our Board of Directors adopted our 2000 Nonemployee Stock Option Plan, as substantially all of the shares reserved under our 1997 Nonemployee Stock Option Plan had been allocated to outstanding options. This plan was approved by our stockholders at the annual meeting of shareholders held in July 2001. The purpose of this plan is to assist us in attracting and retaining key directors who are responsible for continuing the growth and success of our company.

Our 2000 Nonemployee Stock Option Plan provides for the grant of nonqualified stock options to nonemployee directors to purchase an aggregate of 30,000 shares of common stock. Options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date except for Joseph A. Caccamo, who is granted options to purchase 4,000 shares. Options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to our board.

On 3 February 2003, options to purchase 1,000 shares were granted to each of Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau and Serge Rosinoer and an option to purchase 4,000 shares was granted to Joseph A. Caccamo at the exercise price of $7.22 per share under the 2000 plan. The options held by Mr. Caccamo are held as nominee for his present law firm.

Equity Compensation Plan Information

The following table sets forth certain information as of the end of our last fiscal year regarding all equity compensation plans that provide for the award of equity securities or the grant of options, warrants or rights to purchase our equity securities.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,969,162	$3.90	528,729
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	1,969,162	$3.90	528,729

Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee of the Board of Directors oversees all issues of executive compensation, except for the administration of the Company's stock option plans, which are administered by the Stock Option Committee of the Board of Directors. However, in March 2003, the Board of Directors combined the Executive Compensation Committee with the Stock Option Committee, which is now called the Executive Compensation and Stock Option Committee.

During Fiscal 2002, the former Executive Compensation Committee took action by the execution of two (2) written consents in lieu of meetings. In addition, it executed one (1) consent in March 2003. In addition, the following persons participated in discussions concerning executive compensation during Fiscal 2002, with generally the Chairman of the Board taking the initiative and recommending executive compensation levels for other than for Mr. Benacin's compensation: Jean Madar, the Chairman of the Board of Directors and Chief Executive Officer; Philippe Benacin, a Director, President, and President of Inter Parfums, S.A., a subsidiary of the Company; Russell Greenberg, an Executive Vice President, Chief Financial Officer and a Director; and Jean Levy, Francois Heilbronn and Daniel Piette, the present members of the Executive Compensation Committee.

Report on Executive Compensation

General

The following sets forth information regarding compensation and benefits provided to the Chief Executive Officer and to each of the four most highly compensated executive officers, other than the chief executive officer, whose annual base salary and bonus compensation was in excess of $100,000. The executive officers of the Company being discussed for Fiscal 2002 are: Jean Madar (the Chief Executive Officer), Philippe Benacin, Russell Greenberg, Bruce Elbilia and Wayne C. Hamerling.

Executive compensation packages generally include a base salary, annual incentives tied to individual performance and long term incentives tied to the performance of the Company. In addition, the Company provides a comprehensive medical insurance plan. Generally, executive officers have their compensation reviewed annually.

Base Salary

Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent. Base salaries for executive officers are reviewed on an annual basis, including those subject to contractual adjustments, and adjustments are determined by evaluating the performance of the Company and of each executive officer, as well as whether the nature of the responsibilities of the executive has changed.

For Fiscal 2002, upon recommendation of the Company's Chief Executive Officer, the Executive Compensation Committee determined that the following executives were to receive increases in their base salaries: Mr. Greenberg's base salary was increased by $15,000 from $260,000 to $275,000, and Mr. Hamerling's base salary was increased by $10,000 from $186,120 to $196,120. Neither Mr. Madar nor Mr. Elbilia had his base salary increased for Fiscal 2002.

Mr. Benacin, the President of Inter Parfums Holding S.A., the Company's direct French subsidiary, and President of Inter Parfums, S.A., the Company's indirect, operating French subsidiary, is also the President of the Company. Mr. Benacin's base compensation is paid to him in Euros by the Company's French operating subsidiary, and his base salary was increased to135,000 Euros in 2002 from 131,717 Euros in 2001.

After a thorough review, the Chairman of the Board determined that the base salaries paid to such executives were fair in the view of their responsibilities, length of service to the Company, performance and compensation levels to peers, as to which the Executive Compensation Committee concurs.

Bonus Compensation

In March 2003, the Executive Compensation Committee approved the payment of cash bonuses for Fiscal 2002. For Fiscal 2002, and as the result of their efforts in increasing the profitability of the Company, bonuses were awarded as follows: Mr. Madar (the Company's Chief Executive Officer) received a cash bonus of $200,000 based on after tax profit of the Company's United States operations; Mr. Benacin received a cash bonus of $78,850; Mr. Greenberg received a cash bonus of $58,000, and Mr. Hamerling received a cash bonus of $15,000.

Annual Incentives

As stated above, for Fiscal 2002, Mr. Madar (the Company's Chief Executive Officer) received a cash bonus of $200,000, which was based on after tax profit of the Company's United States operations. Also in March 2003, the Executive Compensation Committee established the after tax profit of the Company's United States operations that will be used to calculate Mr. Madar's bonus for 2003.

Messrs. Elbilia and Hamerling have their annual incentives tied to sales, which is directly related to the efficacy and productivity of their areas of responsibility, FUBU brand and certain export sales for Mr. Elbilia, and wholesale sales for Mr. Hamerling. The predicates for the determination and payment of selling commissions to Messrs. Elbilia and Hamerling were determined in accordance with internal sales and budget projections. In Fiscal 2002, Messrs. Elbilia and Hamerling received $33,472 and $75,950, respectively, in sales commissions.

Long Term Incentives

The long term incentives are geared towards linking benefits to corporate performance through the grant of stock options. All options are granted with an exercise price equal to the fair market value of the underlying shares of the Company's common stock on the date of grant, and terminate on or shortly after severance of the relationship between the Company and the executive. Unless the market price of the Company's common stock increases, corporate executives will have no tangible benefit. Thus, they are provided with the extra incentive to increase individual performance with the ultimate goal of increased overall Company performance. Enhanced executive incentives which result in increased corporate performance tend to build company loyalty.

During Fiscal 2002, upon the recommendation of the Company's Chief Executive Officer, the Stock Option Committee granted options to purchase 50,000 to each of Jean Madar and Philippe Benacin, and 18,000 shares of the Company's common stock to each of Messrs. Greenberg, Elbilia and Hamerling at the fair market value on the date of grant. These grants were commensurate with the option grants made for Fiscal 2001.

The aggregate "potential unrealized value" of such options for each of Messrs. Madar and Benacin ranges from $110,858 to $244,967, and for Messrs. Greenberg, Elbilia and Hamerling, from $39,909 to $88,188, calculated in accordance with the rules of the Securities and Exchange Commission. Such potential rewards are a powerful incentive for increased individual performance, and ultimately increased Company performance. In view of the fact that these executive officers contribute significantly to the Company's operations, the Executive Compensation Committee believes these incentives to be fair to these executive officers and to the Company's stockholders.

Conclusion

The Executive Compensation Committee believes that its present policies to date, with its emphasis on rewarding performance, has served to focus the efforts of the Company's executives to achieve a high rate of growth and profitability for the Company, which management believes will result in a substantial increase in value to the Company's stockholders.

Francois Heilbronn
Jean Levy and
Daniel Piette

Performance Graph

The following graph compares the performance for the periods indicated in the graph of the Company's common stock with the performance of the Nasdaq Market Index and the average performance of a group of the Company's peer corporations consisting of: Age Research, Inc., Alberto-Culver (Class A and B shares), Avon Products Inc., Azurel Ltd., Blyth Inc., CCA Industries, Inc., Colgate-Palmolive Co., Creative Beauty Supply, Del Laboratories Inc., DF China Technology Inc., Dial Corp., DSG International Ltd., Estee Lauder Cosmetics, Inc., Female Health Co., Fragrancenet.com, Gillette Company, Human Pheromone Sciences, Hydron Technologies Inc., Internat Cosmetics Mktg., Inter Parfums, Inc., Lee Pharmaceuticals, Nutrastar, Inc., Oralabs Holding Corp., Parlux Fragrances Inc., Playtex Products, Inc., Revlon, Inc., RMED International, Scott's Liquid Gold, Inc., Skinvisible Inc. The Stephan Company, Xynerby Corp,. and Yankee Candle Co., Inc. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at the beginning of the period indicated in the graph, and that all dividends were reinvested.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG INTER PARFUMS, INC.,
NASDAQ MARKET INDEX AND MG GROUP INDEX

	1997	1998	1999	2000	2001	2002
INTER PARFUMS, INC.	100.00	89.09	138.18	194.91	245.54	255.54
MG GROUP INDEX	100.00	110.75	112.73	109.62	102.61	98.21
NASDAQ MARKET INDEX	100.00	141.04	248.76	156.35	124.64	86.94

ASSUMES $100 INVESTED ON JAN. 1, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2002

Certain Transactions

Transactions with French Subsidiaries

In connection with the acquisitions by our subsidiary, Inter Parfums, S.A., of the world-wide rights under the Burberry license agreement and the Paul Smith license agreement, we guaranteed the obligations of Inter Parfums, S.A. under the Burberry and Paul Smith license agreements.

Option Exercise Paid With Tender of Shares

In December 2002, the Chief Executive Officer exercised an outstanding stock option to purchase 132,000 shares of common stock, and the President exercised two outstanding stock options to purchase an aggregate of 199,500 shares of common stock. The exercise prices of $381,348 for the Chief Executive Officer and $613,818 for the President, respectively, were paid by each of them tendering to us 46,419 and 74,721 shares of our common stock, previously owned by the Chief Executive Officer and the President, respectively, valued at $8.215 per share, the fair market value on the date of exercise. All shares issued pursuant to these option exercises were issued from our treasury stock. In addition, the Chief Executive Officer tendered an additional 23,535 shares for payment of withholding taxes resulting from the option exercises. As a result of this transaction, we expect to receive a tax benefit of approximately $600,000, which has been reflected as an increase to additional paid-in capital in the accompanying financial statements.

Remuneration of Counsel

Joseph A. Caccamo, a director, is a senior attorney at the law firm of Becker & Poliakoff, P.A., our general counsel. In Fiscal 2002, we paid Becker & Poliakoff, P.A. an aggregate of $191,202, for legal fees and reimbursement of disbursements incurred on our behalf.

On 3 February 2003 in accordance with the terms of our 2000 Nonemployee Stock Option Plan, Mr. Caccamo was granted an option with a term of five years to purchase 4,000 shares at $7.22 per share, the fair market value at the time of grant. He holds this option as nominee for his firm.

Transactions with LVMH Moet Hennessy Louis Vuitton S.A.

Acquisition of Common Stock and Shareholders' Agreement

In November 1999, LV Capital, USA Inc. ("LV Capital"), a wholly-owned subsidiary of LVMH Moet Hennessy Louis Vuitton S.A., purchased shares of our common stock from management and employees, and increased its beneficial ownership of our common stock to approximately 20% of our outstanding shares. Further, in return for LV Capital becoming our strategic partner, LV Capital was granted the right to buy additional shares in order to maintain its percentage ownership upon issuance of shares to third parties, subject to certain exceptions, and was granted demand registrations rights for all of its shares. In addition, LV Capital has agreed to a standstill agreement, which limits the amount of shares of common stock that LV Capital can hold to twenty-five percent (25%) of our outstanding shares.

Celine

In May 2000 we entered into an exclusive worldwide license agreement with Celine, S.A., a division of LVMH Moet Hennessy Louis Vuitton S.A., for the development, manufacturing and distribution of prestige fragrance lines under the Celine brand name. The term of the License Agreement is for eleven (11) years, beginning as of 1 January 2001, with an optional five (5) year renewal term, which is subject to certain minimum sales requirements, advertising expenditures and royalty payments as are customary in our industry.

Christian Lacroix

In March 1999, we entered into an exclusive license agreement with the Christian Lacroix Company, a division of LVMH Moet Hennessy Louis Vuitton S.A., for the worldwide development, manufacture and distribution of perfumes. The license agreement has an 11 year term, and is subject to certain minimum sales requirements, advertising expenditures and royalty payments as are customary in our industry.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and any amendments to such forms furnished to us, and written representations from various reporting persons furnished to us, except as set forth below, we are not aware of any reporting person who has failed to file the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 on a timely basis.

Serge Rosinoer failed to file Forms 4 disclosing eight (8) purchases aggregating 11,800 of common stock that were made from 15 March 2001 through 3 April 2001. In addition, he failed to timely file a Form 5 for 2001 indicating his failure to file the required Forms 4. In March 2003, Mr. Rosinoer filed a Form 5 for 2001 disclosing such sales as well as an amendment to a Form 4 filed in February 2003 disclosing the grant of a stock option.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three (3) independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Jean Cailliau, Chairman of the Audit Committee, Francois Heilbronn and Jean Levy, and all of whom are independent in accordance with the existing Nasdaq listing standards.

The Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants employed by the Company which prepare or issue an audit report for the Company.

Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Jean Cailliau, Chairman
Francois Heilbronn
Jean Levy

Independent Accountants

General

During Fiscal 2002 Eisner LLP served as the Company's independent certified public accountants, and KPMG Audit, a division of KPMG S.A., served as the auditor of Inter Parfums Holdings, S.A. (a wholly-owned French corporation) and subsidiaries. In connection with its audit of the consolidated financial statements of the Company, Eisner LLP did not audit the financial statements of Inter Parfums Holdings, S.A. and subsidiaries, consolidated foreign subsidiaries of the Company, but relied solely on the audit conducted by KPMG Audit of Inter Parfums Holdings, S.A. and subsidiaries.

Both Eisner LLP and KPMG Audit have been retained by the Audit Committee to serve as the Company's independent certified public accountants for the current fiscal year. The Company is not submitting the selection of auditors to a vote of its stockholders as stockholder approval is not required under Delaware law. A representative of Eisner LLP is expected to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions. A representative of KPMG Audit is not expected to be present at the meeting.

Fees

The following sets forth and the fees billed to the Company by each of Eisner LLP and KPMG Audit, as well as discusses the services provided for the past two fiscal years.

Audit Fees

The fees billed by Eisner LLP and KPMG Audit for audit services and review of the financial statements contained in the Company's Quarterly Reports on Form 10-Q were $217,000 for Fiscal 2002 and $178,000 for Fiscal 2001.

Audit-Related Fees

Eisner LLP and KPMG Audit did not bill the Company for any services that would be classified as audit-related for either Fiscal 2002 or Fiscal 2001.

Tax Fees

Eisner LLP billed the Company $16,000 for tax preparation and tax consulting services during Fiscal 2002 and $15,000 for Fiscal 2001. KPMG Audit did not bill the Company for any tax services during Fiscal 2002 Fiscal 2001.

All Other Fees

Eisner LLP billed the Company $10,600 in Fiscal 2002 and $20,900 in Fiscal 2001 for various matters relating to a corporate filing in the state of Texas and advise and consultation with respect to stock options and cash dividends. KPMG Audit did not bill the Company for any other services during Fiscal 2002 Fiscal 2001.

Audit Committee Pre Approval Policies and Procedures

The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of the independent accountants employed by the Company which prepare or issue an audit report for the Company. The Audit Committee has determined that it is beneficial to have two (2) independent accounting firms perform the audits for the Company: Eisner LLP, which acts as the principal auditor for the Company and for the United States operations, and KPMG Audit, which conducts the audit of Inter Parfums Holdings, S.A and its subsidiaries. Accordingly, after presentation of audit proposals from both firms and confirmation from Eisner LLP that it was comfortable acting as the Company's principal auditor while relying on the audit conducted by KPMG Audit, the Audit Committee authorized the retention of such firms to conduct such audits, as well as all work necessary, related to or helpful to properly conclude such audits of the Company's financial statements.

During the first quarter of 2003, the Audit Committee authorized our Company to retain Eisner LLP to perform tax consultation and tax preparation services in the ordinary course of business for our Company for fiscal year ending December 31, 2003. In addition it authorized our Company to retain Eisner LLP for tax consultation services, as may be required on a project-by-project basis that would not be considered in the ordinary course of business up to a $5,000 fee limit per project, subject to an aggregate fee limit of $25,000; and that the approval of the Audit Committee would be required for any further tax services.

Also during the first quarter of 2003, the Audit Committee also authorized our Company to retain KPMG Audit to provide tax consultation and tax preparation services in the ordinary course of business for Inter Parfums, S.A., for the fiscal year ended December 31, 2003. In addition, the Audit Committee also authorized our Company to retain KPMG Audit to provide tax consultation and advice with respect to repatriation of earnings of our company's French subsidiaries to us in the United States.

In addition, if other services are needed to be provided by either Eisner or KPMG Audit on an expedited basis, such that obtaining pre-approval of the Audit Committee is not practicable, then the Audit Committee has delegated to the Chairman of the Audit Committee the authority to grant the required pre-approvals for such services.

None of the non-audit services of either of the Company's auditors had the pre-approval requirement waived in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2004 Annual Meeting of the Company's stockholders must be received in writing, by the President of the Company at its offices by April 10, 2004, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

If a stockholder intends to make a proposal at the 2004 Annual Meeting, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company, in compliance with Section 8 of Article II of the Company's By-Laws. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders i.e., between May 10, 2004 and June 9, 2004; however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of capital stock of the Company which are owned-beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

By Order of the Board of Directors

Michelle Sharno, Secretary

EXHIBIT A

AUDIT COMMITTEE CHARTER

Organization

There is hereby established a committee of the board of directors (the "Board") of Inter Parfums, Inc. (the "Corporation"), to be known as the Audit Committee.

Membership

The Audit Committee shall be composed of not less than three (3) directors of the Corporation who are independent of the management of the Corporation. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise, as follows: either past employment experience in finance or accounting, professional certification in accounting, or any other comparable background or experience which results in financial sophistication, such as having been a chief executive, chief financial or senior officer with financial oversight responsibilities.

Notwithstanding the foregoing, if the rules of the Nasdaq Stock Market are amended to require that at least one member of the Audit Committee shall be a "financial expert" in accordance with the criteria set forth in Section 407 of the Sarbanes-Oxley Act (the "Act") and the proposed rules of the Securities and Exchange Commission as set forth in Release No. 33-8138 (the "Proposed Rule") or any successor rule, then the requirement for membership in the Committee that "at least one member will have accounting or related financial management expertise" shall be deleted, and the new requirement that "at least one member of the Audit Committee shall be a "financial expert" shall be inserted in lieu thereof.

No one shall serve on the Audit Committee if such person:

• is or has been employed by the Corporation or any of its Affiliates for the current year or any of the past three (3) years;

• receives any compensation from the Corporation or any of its Affiliates in any capacity other than as compensation for service as a member of the Board, or as a member of any committee of the Board;

• has received, or any member of his Immediate Family has received, payments in excess of $60,000, including but not limited to political contributions;

• is an executive officer of a charity where the Corporation makes payments in excess of the greater of $200,000 or five percent (5%) of either the Corporation 's or the charity's gross revenues;

• has a member of his Immediate Family who is, or has been, in any of the past three (3) years, employed by the Corporation or any of its Affiliates as an Executive Officer;

• is a partner in, or a controlling shareholder or an Executive Officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising in solely from investments in the Corporation's securities) that exceeded five percent (5%) of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years;

• is employed as an Executive Officer of another entity where any of the Corporation's executives serve on that entity's compensation committee;

• is not able to read and understand fundamental financial statements, including a Corporation's balance sheet, income statement, and cash flow statement;

• is an Affiliate of the Corporation.

For purposes hereof, the following terms shall have the following meanings:

Affiliate. An Affiliate of a person is one who directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such person. For the purposes of determining whether a person who is or intends to become a member of the Audit Committee is an Affiliate solely by virtue of such person's beneficial ownership of voting securities of the Corporation, such person shall be deemed to be an Affiliate if such person owns or controls, directly or indirectly, twenty (20%) percent or more of any class of the Corporation's outstanding voting securities, or such lower threshold as may be established from time to time the Securities and Exchange Commission.

Executive Officers. This term is defined to mean the president, treasurer, any vice-president in charge of a principal business function (such as sales, administration, or finance) and any other person who performs similar policy making functions.

Immediate Family. The term Immediate Family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home.

Statement of Policy

The Audit Committee shall have the sole authority and shall be directly responsible for, the appointment, compensation and oversight of the work, including resolution of disputes with management and the auditors regarding financial reporting, of the independent accountants employed by the Corporation which prepare or issue an audit report for the Corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

    Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate at least annually.
    In accordance with Sections 201 and 202 of the Act, have the sole authority on behalf of the Corporation in deciding to engage, evaluate, and if appropriate, terminate the services of one or more the independent auditors that are to audit the financial statements of the Corporation and each of its divisions and subsidiaries.
    Have the sole authority on behalf of the Corporation to authorize and approve in advance, all auditing services and all other non-auditing services, including tax services to be provided by the independent auditors.
  Have the sole authority on behalf of the Corporation to delegate to one or more members of the Committee, the authority to grant the required preapprovals for all auditing services and all other non-auditing services; provided that in the event of such delegation and grant of approval, such member of the Committee shall disclose such preapprovals to the full audit committee and to the Chief Financial Officer of the Corporation by the earlier of (i) five (5) business days or (ii) the next meeting of the Committee.
      Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and timely review of the Corporation's quarterly reports, and the audit procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.
      Review a report from the independent auditors, which shall disclose to the Committee, all critical accounting policies and practices, all alternative treatments of financial information within United States generally accepted accounting principles that have been discussed with management, their potential ramifications, and the preferred treatment of the auditors; review a copy of all material communications, such as the management representation letter and any schedule of unadjusted differences; review any other material supplied by the independent auditors.
      Review with the independent auditors and the Corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review the Corporation's policy statements to determine their adherence to the code of conduct.
      Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.
      Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
      Review accounting and financial human resources and succession planning within the Corporation.
      Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.
      Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel or other advisors for this purpose if, in its judgment, that is appropriate.
      Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.
      Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principals and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
      On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.
      Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.
      Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.
      Establish procedures for the receipt, retention and treatment of complaints received by the Corporation in respect of alleged improper accounting matters, internal controls or auditing matters, and confidential or anonymous submission by employees of the Corporation of concerns relating to accounting and auditing matters.
    Have the sole authority on behalf of the Corporation to authorize and approve all related party transactions between the Corporation and its Directors, Executive Officers and their Immediate Family, and Affiliates.

  ANNUAL MEETING OF STOCKHOLDERS OF

  INTER PARFUMS, INC.

  August 8, 2003

  Please date, sign and mail

  your proxy card in the

  envelope provided as soon

  as possible.

   Please detach along perforated line and mail in the envelope provided.

  --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

  INTER PARFUMS, INC.

  THIS PROXY IS SOLICITED ON BEHALF

  OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Jean Madar and Philippe Benacin as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Inter Parfums, Inc. (the "Company") held of record by the undersigned on June 26, 2003 at the Annual Meeting of stockholders to be held at 551 Fifth Avenue, New York, New York 10176, August 8, 2003 at 10:00 A.M. New York City time, and at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting and any adjournments thereof.

  (Continued and to be signed on reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [_X_]
1. Election of Directors [____] FOR ALL NOMINEES [____] WITHHOLD AUTHORITY FOR ALL NOMINEES [____] FOR ALL EXCEPT (See instructions below)	NOMINEES: Jean Madar Philippe Benacin Russell Greenberg Francois Heilbronn Joseph A. Caccamo Jean Levy Robert Bensoussan-Torres Daniel Piette Jean Cailliau Philippe Santi Serge Rosinoer	All properly executed proxies will be voted at the Annual Meeting in accordance with the instructions marked thereon. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of eleven (11) directors.

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

  INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee name(s) below:

  _________________________________________

  __________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [_]
Signature of Stockholder ____________________ Date: ________________	Signature of Stockholder _____________________ Date: ___________

  Note: Please sign exactly as your name or names appear on this Proxy.When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.